As filed with the Securities and Exchange Commission on March 29, 2023

1933 Act Registration No. 333-263619

1940 Act Registration No. 811-23785

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 9	☒

and/or

Registration Statement Under the Investment Company Act of 1940	☐

Amendment No. 11	☒

Volatility Shares Trust

(Exact name of registrant as specified in charter)

2000 PGA Blvd

Suite 4400

Palm Beach Gardens, Florida 33408

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (866) 261-0273

Corporation Service Company

251 Little Falls Drive
Wilmington, New Castle County, Delaware 19808

(Name and Address of Agent for Service)

Copy to:

Morrison C. Warren, Esq. Chapman and Cutler LLP 320 South Canal Street Chicago, Illinois 60606	Barry I. Pershkow, Esq. Chapman and Cutler LLP 1717 Rhode Island Avenue NW Washington, DC 20036

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Dated June 15, 2023

PROSPECTUS

June 15, 2023

2x Bitcoin Strategy ETF
(Ticker: BITX)

2x Bitcoin Strategy ETF, a series of Volatility Shares Trust, intends to list and principally trade its shares on CBOE BZX Exchange, Inc. (the “Exchange”).

Neither the U.S. Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

2x Bitcoin Strategy ETF

Important Information About the Fund

2x Bitcoin Strategy ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the excess return of the S&P CME Bitcoin Futures Daily Roll Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Index for the same period. Longer holding periods and higher Index volatility each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks from other funds, may only be suitable for knowledgeable investors who understand the consequences of seeking daily (2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full value of their investment within a single day. The Fund does not invest directly in bitcoin. Instead, the Fund seeks to benefit from increases in the price of Bitcoin Futures Contracts (described below) for a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.04%
Total Annual Fund Operating Expenses	1.89%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$198	$613

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. At the date of this prospectus, the Fund does not have an operating history and turnover data therefore is not available.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing its assets in “Financial Instruments” (as defined below) that should produce daily returns consistent with the Fund’s investment objective. The Fund does not invest directly in bitcoin. Instead, the Fund seeks to benefit from increases in the price of Bitcoin Futures Contracts for a single day.

In managing the assets of the Fund, Penserra Capital Management LLC (the “Sub-Adviser” or “Penserra”) does not invest the assets of the Fund in securities or Financial Instruments based on the Sub-Adviser’s view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as “non-diversified” under the 1940 Act.

Bitcoin

Bitcoin is a digital asset, sometimes referred to as a digital currency or “cryptocurrency.” The ownership and operation of bitcoin is determined by participants in an online, peer-to-peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol (and is described in more detail in the section entitled “The Bitcoin Protocol” in the Fund’s Prospectus).

The value of bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of bitcoin. Ownership and transaction records for bitcoin are protected through public-key cryptography. The supply of bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” The price of the Bitcoin Futures Contracts in which the Fund invests may reflect the impact of these forks.

The Index

The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index measures the performance of the the return from a rolling long position in the two nearest maturing Bitcoin futures contracts trading on the Chicago Mercantile Exchange (“CME”). The Index is constructed from futures contracts and includes a provision for the replacement of the Index futures contracts as the contracts approach maturity. This is often referred to as “rolling” a futures contract. The contracts roll daily and are completed two days prior to the last trading date (t) of the current contract. On day t-2 at market close, the Index is 0% in the expiring futures contact (Roll Out Contract, that expires two days later) and 100% in the next futures contract (Roll In Contract, which expires the subsequent month). The last trading date is the last Friday of the contract month. The daily roll percentage is determined on the day when the index is fully rolled from the first month contract to the second month contract and stays constant throughout the month regardless of limit disruption events.. The Index is price weighted and does not rebalance. The Index was launched on January 10, 2022 and is published under the ticker symbol “SPBTFDUE.”

Bitcoin Futures Contracts

In order to obtain 2x daily exposure to the Index, the Fund intends to enter into cash-settled Bitcoin Futures Contracts as the “buyer.” In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its 2x daily exposure to the Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango may be expected to adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.

The Fund expects to gain 2x exposure to the Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by Volatility Shares LLC (the “Subsidiary”). The Fund invests in Bitcoin Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser, investment sub-adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Subsidiary’s custodian is U.S. Bank.

The Fund seeks to remain fully invested at all times in Bitcoin Futures Contracts and/or Financial Instruments that, in combination, produce investment results that, before fees and expenses, are twice (2x) the investment performance of the Index.

Collateral Investments

The Fund will invest its remaining assets directly in cash, cash-like instruments or high-quality securities (collectively the “Collateral Investments”). The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Sub-Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.). The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Fund’s investments in Financial Instruments. In addition, as described below, Collateral Investments are among the types of investments the Fund may make if circumstances require the Fund to invest in Secondary Investments, as described below.

Reverse Repurchase Agreements

In order to help the Fund meet its daily investment objective by maintaining the daily desired level of leveraged exposure to the Index and also maintaining its tax status as a regulated investment company, on days in and around quarter-end, the Fund may enter into reverse repurchase agreements, a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of the Adviser, depending on market conditions and other circumstances.

Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period. This will very likely differ in amount, and possibly even direction, from twice the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time. The Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, Sub-Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Bitcoin and bitcoin futures are relatively new investments. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.

The value of an investment in the Fund could decline significantly and without warning, including to zero. You should be prepared to lose your entire investment. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from twice (2x) of the daily return of the Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses and (b) borrowing/ lending rates (to obtain 2x exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown. Areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) of the performance of the Index.

Leveraged Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of leveraged (2x) correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its daily investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from twice the Index on a given day.

A number of other factors may adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or Financial Instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or over-exposed to the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective.

Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s daily investment objective. In these instances, the Fund may not successfully track the performance of the Index and may not achieve its investment objective. Additionally, the rebalancing of futures contracts may impact the trading in such futures contracts and may adversely affect the value of the Fund. For example, such trading may cause the Fund’s futures commission merchants (“FCMs”) to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Bitcoin Investing Risk. The Fund is indirectly exposed to the risks of investing in bitcoin through its investments in bitcoin futures. Bitcoin is a new and highly speculative investment. The risks associated with bitcoin include the following:

●	Bitcoin is a new technological innovation with a limited history. There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Fund. The Bitcoin Network was launched in January 2009, platform trading in bitcoin began in 2010, and Bitcoin Futures trading began in 2017, each of which limits a potential shareholder’s ability to evaluate an investment in the Fund.

●	The Fund’s investments are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks. The price of bitcoin is impacted by numerous factors, including:
○	The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may impact the price of bitcoin;
○	Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online bitcoin exchanges and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;
○	Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;
○	Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;
○	Foreign exchange rates between fiat currencies and digital assets such as bitcoin;
○	Interest rates;
○	The continued operation of bitcoin exchanges in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;
○	Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin; ○ Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;
○	The maintenance and development of the open-source software protocol of the Bitcoin Network;
○	Increased competition from other cryptocurrencies and digital assets, including forks of the Bitcoin Network;
○	Developments in the information technology sector;
○	Global or regional political, economic or financial events and situations;
○	Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and
○	The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in the Fund.

●	A decline in the adoption of bitcoin could negatively impact the performance of the Fund. As a new asset and technological innovation, the bitcoin industry is subject to a high degree of uncertainty. The adoption of bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of bitcoin will also require an accommodating regulatory environment. A lack 5 of expansion in usage of bitcoin could adversely affect the bitcoin futures contracts in which the Fund invests. In addition, there is no assurance that bitcoin will maintain its value over the long-term. The value of bitcoin is subject to risks related to its usage. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which would adversely impact the value of the Fund’s shares. Recently, bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by bitcoin miners. Some companies have indicated they will cease accepting bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for bitcoin and the speed of its adoption could be suppressed.

●	Bitcoin trading prices are volatile and shareholders could lose all or substantially all of their investment in the Fund. Speculators and investors who seek to profit from trading and holding bitcoin generate a significant portion of bitcoin demand. Bitcoin speculation regarding future appreciation in the value of bitcoin may inflate and make more volatile the price of a bitcoin. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of bitcoin.

●	Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin. As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and bitcoin since 2013. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for bitcoin, and may also affect the ability of bitcoin exchanges to operate and for other market participants to enter into bitcoin transactions. To the extent that future regulatory actions or policies limit or restrict bitcoin usage, bitcoin trading or the ability to convert bitcoin to fiat currencies, the demand for bitcoin may be reduced, which may adversely affect investment in the Fund’s shares. Regulation of bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the bitcoin futures contracts in which the Fund invests. Moreover, in addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

●	Sales of newly mined bitcoin may cause the price of bitcoin to decline, which could negatively affect an investment in the Fund. Approximately 900 newly mined bitcoin are created each day. If the parties engaged in bitcoin mining choose not to hold the newly mined bitcoin, and, instead, make them available for sale, there can be downward pressure on the price of bitcoin. A bitcoin mining operation may be more likely to sell a higher percentage of its newly created bitcoin, and more rapidly so, if it is operating at a low profit margin, thus reducing the price of bitcoin. Lower bitcoin prices may result in further tightening of profit margins for miners and worsening profitability, thereby potentially causing even further selling pressure. Decreasing profit margins and increasing sales of newly mined bitcoin could result in a reduction in the price of bitcoin, which could adversely impact an investment in the Fund.

●	Disruptions at bitcoin exchanges and potential consequences of a bitcoin exchange’s failure could adversely affect an investment in the Fund. Bitcoin exchanges operate websites on which users can trade bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on bitcoin exchanges are unrelated to transfers of bitcoin between users via the Bitcoin Network. Bitcoin trades on bitcoin exchanges are recorded on the bitcoin exchange’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Bitcoin exchanges have a limited history. Since 2009, several bitcoin exchanges have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest bitcoin exchange at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, then valued then at over $450 million. Bitcoin exchanges are also appealing targets for hackers and malware. In August 2016, Bitfinex, a bitcoin exchange located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 bitcoin valued at the time at approximately 6 $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major cryptocurrency exchange, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of bitcoin exchanges and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in bitcoin, which may result in greater volatility in bitcoin.

●	Demand for bitcoin is driven, in part, by its status as the most prominent and secure digital asset. It is possible that a cryptocurrency other than bitcoin (often referred to as “Altcoins”) could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and adversely affect the bitcoin futures contracts in which the Fund invests. The Bitcoin Network and bitcoin, as an asset, hold a “first-to-market” advantage over other digital assets. This first-to-market advantage is driven in large part by having the largest user base and, more importantly, the largest combined mining power in use to secure the Blockchain and transaction verification system. Having a large mining network results in greater user confidence regarding the security and long-term stability of a digital asset’s network and its blockchain; as a result, the advantage of more users and miners makes a digital asset more secure, which makes it more attractive to new users and miners, resulting in a network effect that strengthens the first-to-market advantage. Bitcoin also enjoys significantly greater acceptance and usage than other digital asset networks in the retail and commercial marketplace, due in large part to the relatively well-funded efforts of payment processing companies. Despite the marked first-mover advantage of the Bitcoin Network over other digital assets, it is possible that an Altcoin could become materially popular due to either a perceived or exposed shortcoming of the Bitcoin Network protocol that is not immediately addressed by the bitcoin developers or a perceived advantage of an altcoin that includes features not incorporated into bitcoin. For example, the development of digital self-executing contracts (also known as “smart contracts” or “DeFi”) on the Ethereum network has permitted the value of its native unit (ether) to rival bitcoin for periods of time. If an Altcoin obtains significant market share (either in market capitalization, mining power or use as a payment technology), this could reduce bitcoin’s market share and have a negative impact on the demand for, and price of, bitcoin.

●	Miners may cease expanding processing power to create blocks and verify transactions if they are not adequately compensated. Miners generate revenue from both newly created bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the Blockchain, which would adversely affect the transaction verification process by temporarily decreasing the speed at which blocks are added to the Blockchain and make the Blockchain more vulnerable to a malicious actor obtaining control in excess of 50 percent of the processing power on the Blockchain. Reductions in processing power could result in material, though temporary, delays in transaction confirmation time. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of bitcoin. Furthermore, the block reward will decrease over time. In the summer of 2020, the block reward was reduced from 12.5 to 6.25 bitcoin, and it will further reduce to 3.125 bitcoin in 2024. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the Blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use bitcoin. Decreased demand for bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

●	Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Fund. The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the Core Developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of bitcoin, including the irreversibility of transactions and limitations on the mining of new bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after 7 extended debates among developers as to how to improve the Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of bitcoin and, accordingly, may adversely affect an investment in the Fund.

●	The decentralized structure of Bitcoin Network software development may prevent the formation of a consensus on how to improve and modify the Bitcoin Network, which could prevent needed or desirable updates and thereby adversely impact an investment in the Fund. The lack of a formal or informal centralized structure in the development of Bitcoin Network means that parties with potentially competing motives and incentives must generate a consensus on how best to improve key elements of the Bitcoin Network protocols, such as how best to increase the transaction capacity of the Bitcoin Network. If developer proposals to improve the Bitcoin Network’s protocols are incapable of obtaining an overwhelming consensus for adoption, a proposal may either be abandoned or indefinitely delayed pending the formation of consensus or the proposal may result in a fork. If a desirable or necessary improvement to the Bitcoin Network protocols is not implemented, it may have a negative impact on the functioning of the Bitcoin Network or the growth of user adoption. Any such delay may, therefore, have a negative impact on the secondary market price of bitcoin and the bitcoin futures contracts in which the Fund invests.

●	The open-source structure of the Bitcoin Network protocol means that the contributors to the protocol are generally not directly compensated for their contributions in maintaining and developing the protocol. A failure to properly monitor and upgrade the protocol could damage the Bitcoin Network and, therefore, an investment in the bitcoin futures contracts in which the Fund invests. As the Bitcoin Network protocol is not sold and its use does not generate revenues for contributors, contributors are generally not compensated for maintaining and updating the Bitcoin Network protocol. Although some bitcoin industry participants have funded core developers, this type of financial incentive is not typical. The lack of guaranteed financial incentive for contributors to maintain or develop the Bitcoin Network and the lack of guaranteed resources to adequately address emerging issues with the Bitcoin Network may reduce incentives to address the issues adequately or in a timely manner. This may have a negative impact on the secondary market price of bitcoin and an investment in the Fund.

●	Intellectual property rights claims may adversely affect the operation of the Bitcoin Network. Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin network’s long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect an investment in the Fund. Additionally, a meritorious intellectual property claim could prevent end-users from accessing the Bitcoin Network or holding or transferring their bitcoin. As a result, an intellectual property claim could adversely affect an investment in the bitcoin futures contracts in which the Fund invests.

●	A malicious actor may attack the Bitcoin Network in an effort to prevent its function, which may adversely impact an investment in the Fund. A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other Bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in the Fund. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of Bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment the bitcoin futures contracts in which the Fund invests.

●	In the event of widespread disruption to the Internet, the market for bitcoins may become dangerously illiquid. The Bitcoin Network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network and adversely affect the bitcoin futures contracts in which the Fund invests. In addition, certain features of the Bitcoin Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by 8 similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Bitcoin Futures Risk. In addition to the risks of futures contracts generally, the market for bitcoin futures contracts has additional unique risks. The market for bitcoin futures may be less developed, less liquid and more volatile than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. Bitcoin futures are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

Cost of Futures Investment Risk. When a bitcoin futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a bitcoin futures contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

Investment Strategy Risk. The Fund, through the Subsidiary, invests in bitcoin futures contracts. The Fund does not invest directly in or hold bitcoin. The price of bitcoin futures may differ, sometimes significantly, from the current cash price of bitcoin, which is sometimes referred to as the “spot” price of bitcoin. Consequently, the performance of the Fund is likely to perform differently from the spot price of bitcoin.

Liquidity Risk. The market for the bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund may cause the Fund to hold more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because bitcoin futures contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in bitcoin futures contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 protections.

Target Exposure and Rebalancing Risks. The Fund will normally seek to maintain notional exposure to bitcoin equal to 100% of the net assets of the Fund. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund will reduce its exposure to bitcoin futures contracts on or about such dates. If the value of bitcoin futures contracts rises during such periods that the Fund has reduced its exposure, the performance of the Fund will be less than it would have been had the Fund maintained is exposure through such period.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The prices of bitcoin and bitcoin futures have historically been highly volatile. The value of the Fund’s investments in bitcoin futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Asset Concentration Risk. Since the Fund may take concentrated positions in certain securities, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than inkind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable have its orders for bitcoin futures contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of bitcoin and may result in the proportion of bitcoin futures contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, the Fund would not be able to achieve its investment objective and may experience significant losses.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Active Management Risk. The Fund is actively managed and its performance reflects investment decisions that the Sub-Adviser and Adviser make for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. The Adviser and Sub-Adviser cannot predict whether Shares will trade below, at or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of bitcoin by using leverage inherent in futures contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result 12 in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund. The Fund may at times be required to liquidate portfolio positions, including when it is not advantageous to do so, in order to comply with guidance from the Securities and Exchange Commission (the “SEC”) regarding asset segregation requirements to cover certain leveraged positions.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Investment Sub-Adviser

Penserra Capital Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

●	Justin Young — Principal, Volatility Shares

●	Dustin Lewellyn, CFA — Chief Investment Officer, Penserra

●	Ernesto Tong, CFA — Managing Director, Penserra

●	Anand Desai — Senior Vice President, Penserra

Mr. Tong and Mr. Desai are responsible for day-to-day management of the Fund. Mr. Young and Mr. Lewellyn are responsible for overall management and supervision of the Fund. Each of the portfolio managers has served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Investment Strategies

The Fund is a series of Volatility Shares Trust (the “Trust”) and is regulated as an “investment company” under the 1940 Act. The Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.volatilityshares.com.

Additional Information Regarding the Fund’s Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P CME Bitcoin Futures Daily Roll Index (the “Index”) for a single day, not for any other period. The Fund does not seek to achieve its stated investment objectives over a period of time greater than a single day. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation.

The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

Bitcoin and bitcoin futures contracts are a relatively new asset class and are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero. Bitcoin and bitcoin futures contracts have historically been more volatile than traditional asset classes. You should be prepared to lose your entire investment.

The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (“Board”), without the approval of Fund shareholders.

Additional Information Regarding the Fund’s Principal Investment Strategy

In seeking to achieve the Fund’s investment objective, Volatility Shares LLC (the “Advisor”) and Penserra Capital Management LLC (the “Sub-Advisor) follow a passive approach to investing that is designed to correspond to twice (2x) the daily performance of the Index.

Description of the Fund’s Index

The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index measures the performance of the return from a rolling long position in the two nearest maturing Bitcoin futures contracts trading on the Chicago Mercantile Exchange (“CME”). The Index is constructed from futures contracts and includes a provision for the replacement of the Index futures contracts as the contracts approach maturity. This is often referred to as “rolling” a futures contract. The contracts roll daily and are completed two days prior to the last trading date (t) of the current contract. On day t-2 at market close, the Index is 0% in the expiring futures contact (Roll Out Contract, that expires two days later) and 100% in the next futures contract (Roll In Contract, which expires the subsequent month). The last trading date is the last Friday of the contract month. The daily roll percentage is determined on the day when the index is fully rolled from the first month contract to the second month contract and stays constant throughout the month regardless of limit disruption events.. The Index is price weighted and does not rebalance. The Index was launched on January 10, 2022 and is published under the ticker symbol “SPBTFDUE.”

In selecting investments for the Fund, the Advisor takes into consideration the relative liquidity of and costs associated with bitcoin futures contracts as well as regulatory requirements imposed by the Securities and Exchange Commission and the Internal Revenue Service, and other factors. The Fund generally seeks to remain fully invested at all times in investments that, in combination, provide leveraged exposure to bitcoin futures without regard to market conditions, trends, or direction.

The Fund does not take temporary defensive positions. The Fund will generally hold its bitcoin-related investments during periods in which the value bitcoin is flat or rising as well as during periods in which the value of bitcoin is declining. For example, if the Fund’s bitcoin-related investments are declining in value, the Fund generally will not exit its positions except as needed to meet redemption requests. Bitcoin-related investments include, under the limited circumstances described in more detail below, shorting equity securities of “bitcoin-related companies.”

Bitcoin

Bitcoin is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer network. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of bitcoin for these purposes has been limited. The value of bitcoin is not backed by any government, corporation, or other identified body.

The value of bitcoin is determined in part by the supply of (which is limited), and demand for, bitcoin in the markets for exchange that have been organized to facilitate the trading of bitcoin. By design, the supply of bitcoin is limited to 21 million bitcoins. As of the date of this Prospectus, there are approximately 19 million bitcoins in circulation.

Bitcoin is maintained on the decentralized, open source, peerto-peer computer network (the “Bitcoin Network”). No single entity owns or operates the Bitcoin Network. The Bitcoin Network is accessed through software and governs bitcoin’s creation and movement. The source code for the Bitcoin Network, often referred to as the Bitcoin Protocol, is open-source, and anyone can contribute to its development.

The Bitcoin Network

The infrastructure of the Bitcoin Network is collectively maintained by participants in the Bitcoin Network, which include miners, developers, and users. Miners validate transactions and are currently compensated for that service in bitcoin. Developers maintain and contribute updates to the Bitcoin Network’s source code often referred to as the Bitcoin Protocol. Users access the Bitcoin Network using open-source software. Anyone can be a user, developer, or miner.

Bitcoin is maintained on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The Bitcoin Blockchain contains a record and history for each bitcoin transaction.

New bitcoin is created by “mining.” Miners use specialized computer software and hardware to solve a highly complex mathematical problem presented by the Bitcoin Protocol. The first miner to successfully solve the problem is permitted to add a block of transactions to the Bitcoin Blockchain. The new block is then confirmed through acceptance by a majority of users who maintain versions of the blockchain on their individual computers. Miners that successfully add a block to the Bitcoin Blockchain are automatically rewarded with a fixed amount of bitcoin for their effort plus any transaction fees paid by transferors whose transactions are recorded in the block. This reward system is the means by which new bitcoin enter circulation and is the mechanism by which versions of the blockchain held by users on a decentralized network are kept in consensus.

The Bitcoin Protocol

The Bitcoin Protocol is an open source project with no official company or group in control. Anyone can review the underlying code and suggest changes. There are, however, a number of individual developers that regularly contribute to a specific distribution of bitcoin software known as the “Bitcoin Core.” Developers of the Bitcoin Core loosely oversee the development of the source code. There are many other compatible versions of the bitcoin software, but Bitcoin Core is the most widely adopted and currently provides the de facto standard for the Bitcoin Protocol. The core developers are able to access, and can alter, the Bitcoin Network source code and, as a result, they are responsible for quasi-official releases of updates and other changes to the Bitcoin Network’s source code.

However, because bitcoin has no central authority, the release of updates to the Bitcoin Network’s source code by the core developers does not guarantee that the updates will be automatically adopted by the other participants. Users and miners must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those bitcoin users and miners who choose to download it. As a practical matter, a modification to the source code becomes part of the Bitcoin Network only if it is accepted by participants that collectively have a majority of the processing power on the Bitcoin Network.

If a modification is accepted by only a percentage of users and miners, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”

Investment in the Subsidiary

The Fund expects to gain exposure to Bitcoin Futures Contracts by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, the 2x Bitcoin Strategy ETF Cayman Ltd. Volatility Shares serves as investment adviser and Penserra serves as investment sub-adviser to the Subsidiary, subject to the oversight of the Subsidiary’s board of directors.

Fund Investments

Principal Investments

Bitcoin Futures Contracts

Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. For bitcoin futures contracts, the underlying reference asset is bitcoin. A futures contract is a standardized contract traded on, or subject to the rules of, an exchange. The contract will stipulate an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Fund invests are cash settled bitcoin futures contracts traded on commodity exchanges registered with the CFTC. “Cash-settled” means that when the when the 16 relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on bitcoin, the amount of cash to be paid is equal to the difference between the value of the bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of bitcoin underlying bitcoin futures contracts traded on the CME will be determined by reference to a volume-weighted average of bitcoin trading prices on multiple bitcoin trading venues.

Futures contracts exhibit “futures basis”, meaning the difference between the current market value of the underlying bitcoin (the “spot” price) and the price of the cash-settled futures contract. A negative futures basis exists when cash-settled bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. Under this scenario, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin.

In order to satisfy certain tax qualification tests, the Fund expects to gain exposure to bitcoin futures contracts by investing in bitcoin futures contracts through the Subsidiary. The Fund will “roll” its bitcoin futures contracts. Futures contracts expire on a designated date (the “expiration date”). The bitcoin futures contracts in which the Fund invests are cash settled on their expiration date unless they are “rolled” prior to expiration. The Fund generally intends to “roll” its bitcoin futures contracts prior to expiration. The Fund seeks to invest in “front month” CME bitcoin futures contracts. “Front month” contracts are the monthly contracts with the nearest expiration date. Typically, the Fund will roll to the next “nearby” CME bitcoin futures. The “nearby” contracts are those contracts with the next closest expiration date. There is no guarantee that such a strategy will produce the desired results.

To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Collateral Investments

In addition to the investment on bitcoin futures, the Fund (and the Subsidiary, as applicable) will invest its remaining assets directly in cash, cash-like instruments or high-quality securities (collectively the “Collateral Investments”). The Collateral Investments may consist of highquality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Sub-Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.) The Collateral Investments are designed to provide liquidity (i.e., provide an asset that can easily be exchanged for cash), and satisfy the “margin” requirements applicable to the Fund’s futures portfolio, which require that the Fund post collateral to secure its obligations under those contracts. Collateral Investments may also be invested in as Secondary Investments, as described above.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than two years or cash equivalents, or it may hold cash, in order to collateralize its (or the Subsidiary’s) investments or for temporary defensive purposes. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe instruments in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. U.S. Government Securities The Fund may invest in short-term U.S. Government securities. U.S. Government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government, or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. 17 Additional Risks of Investing in the Fund Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

Information about the Index Licensor

[insert Index Provider disclaimers]

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above.

Principal Risks

Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from twice (2x) of the daily return of the Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged (2x) exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses and (b) borrowing/ lending rates (to obtain 2x exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown. Areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) of the performance of the Index.

Leveraged Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of leveraged (2x) correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its daily investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from twice the Index on a given day.

A number of other factors may adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or Financial Instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or over-exposed to the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective.

Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s daily investment objective. In these instances, the Fund may not successfully track the performance of the Index and may not achieve its investment objective. Additionally, the rebalancing of futures contracts may impact the trading in such futures contracts and may adversely affect the value of the Fund. For example, such trading may cause the Fund’s futures commission merchants (“FCMs”) to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Bitcoin Investing Risk. The Fund is indirectly exposed to the risks of investing in bitcoin through its investments in bitcoin futures. Bitcoin is a new and highly speculative investment. The risks associated with bitcoin include the following:

●	Bitcoin is a new technological innovation with a limited history. There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Fund. The Bitcoin Network was launched in January 2009, platform trading in bitcoin began in 2010, and Bitcoin Futures trading began in 2017, each of which limits a potential shareholder’s ability to evaluate an investment in the Fund.

●	The Fund’s investments are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks. The price of bitcoin is impacted by numerous factors, including:
o	The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may impact the price of bitcoin;
o	Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online bitcoin exchanges and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;
o	Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;
o	Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;
o	Foreign exchange rates between fiat currencies and digital assets such as bitcoin;
o	Interest rates;
o	The continued operation of bitcoin exchanges in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;
o	Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin;
o	Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;
o	The maintenance and development of the open-source software protocol of the Bitcoin Network;
o	Increased competition from other cryptocurrencies and digital assets, including forks of the Bitcoin Network;
o	Developments in the information technology sector;
o	Global or regional political, economic or financial events and situations;
o	Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and
o	The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in the Fund.

●	A decline in the adoption of bitcoin could negatively impact the performance of the Fund. As a new asset and technological innovation, the bitcoin industry is subject to a high degree of uncertainty. The adoption of bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of bitcoin will also require an accommodating regulatory environment. A lack 5 of expansion in usage of bitcoin could adversely affect the bitcoin futures contracts in which the Fund invests. In addition, there is no assurance that bitcoin will maintain its value over the long-term. The value of bitcoin is subject to risks related to its usage. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which would adversely impact the value of the Fund’s shares. Recently, bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by bitcoin miners. Some companies have indicated they will cease accepting bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for bitcoin and the speed of its adoption could be suppressed.

●	Bitcoin trading prices are volatile and shareholders could lose all or substantially all of their investment in the Fund. Speculators and investors who seek to profit from trading and holding bitcoin generate a significant portion of bitcoin demand. Bitcoin speculation regarding future appreciation in the value of bitcoin may inflate and make more volatile the price of a bitcoin. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of bitcoin.

●	Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin. As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and bitcoin since 2013. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for bitcoin, and may also affect the ability of bitcoin exchanges to operate and for other market participants to enter into bitcoin transactions. To the extent that future regulatory actions or policies limit or restrict bitcoin usage, bitcoin trading or the ability to convert bitcoin to fiat currencies, the demand for bitcoin may be reduced, which may adversely affect investment in the Fund’s shares. Regulation of bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the bitcoin futures contracts in which the Fund invests. Moreover, in addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

●	Sales of newly mined bitcoin may cause the price of bitcoin to decline, which could negatively affect an investment in the Fund. Approximately 900 newly mined bitcoin are created each day. If the parties engaged in bitcoin mining choose not to hold the newly mined bitcoin, and, instead, make them available for sale, there can be downward pressure on the price of bitcoin. A bitcoin mining operation may be more likely to sell a higher percentage of its newly created bitcoin, and more rapidly so, if it is operating at a low profit margin, thus reducing the price of bitcoin. Lower bitcoin prices may result in further tightening of profit margins for miners and worsening profitability, thereby potentially causing even further selling pressure. Decreasing profit margins and increasing sales of newly mined bitcoin could result in a reduction in the price of bitcoin, which could adversely impact an investment in the Fund.

●	Disruptions at bitcoin exchanges and potential consequences of a bitcoin exchange’s failure could adversely affect an investment in the Fund. Bitcoin exchanges operate websites on which users can trade bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on bitcoin exchanges are unrelated to transfers of bitcoin between users via the Bitcoin Network. Bitcoin trades on bitcoin exchanges are recorded on the bitcoin exchange’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Bitcoin exchanges have a limited history. Since 2009, several bitcoin exchanges have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest bitcoin exchange at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, then valued then at over $450 million. Bitcoin exchanges are also appealing targets for hackers and malware. In August 2016, Bitfinex, a bitcoin exchange located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 bitcoin valued at the time at approximately 6 $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major cryptocurrency exchange, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of bitcoin exchanges and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in bitcoin, which may result in greater volatility in bitcoin.

●	Demand for bitcoin is driven, in part, by its status as the most prominent and secure digital asset. It is possible that a cryptocurrency other than bitcoin (often referred to as “Altcoins”) could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and adversely affect the bitcoin futures contracts in which the Fund invests. The Bitcoin Network and bitcoin, as an asset, hold a “first-to-market” advantage over other digital assets. This first-to-market advantage is driven in large part by having the largest user base and, more importantly, the largest combined mining power in use to secure the Blockchain and transaction verification system. Having a large mining network results in greater user confidence regarding the security and long-term stability of a digital asset’s network and its blockchain; as a result, the advantage of more users and miners makes a digital asset more secure, which makes it more attractive to new users and miners, resulting in a network effect that strengthens the first-to-market advantage. Bitcoin also enjoys significantly greater acceptance and usage than other digital asset networks in the retail and commercial marketplace, due in large part to the relatively well-funded efforts of payment processing companies. Despite the marked first-mover advantage of the Bitcoin Network over other digital assets, it is possible that an Altcoin could become materially popular due to either a perceived or exposed shortcoming of the Bitcoin Network protocol that is not immediately addressed by the bitcoin developers or a perceived advantage of an altcoin that includes features not incorporated into bitcoin. For example, the development of digital self-executing contracts (also known as “smart contracts” or “DeFi”) on the Ethereum network has permitted the value of its native unit (ether) to rival bitcoin for periods of time. If an Altcoin obtains significant market share (either in market capitalization, mining power or use as a payment technology), this could reduce bitcoin’s market share and have a negative impact on the demand for, and price of, bitcoin.

●	Miners may cease expanding processing power to create blocks and verify transactions if they are not adequately compensated. Miners generate revenue from both newly created bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the Blockchain, which would adversely affect the transaction verification process by temporarily decreasing the speed at which blocks are added to the Blockchain and make the Blockchain more vulnerable to a malicious actor obtaining control in excess of 50 percent of the processing power on the Blockchain. Reductions in processing power could result in material, though temporary, delays in transaction confirmation time. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of bitcoin. Furthermore, the block reward will decrease over time. In the summer of 2020, the block reward was reduced from 12.5 to 6.25 bitcoin, and it will further reduce to 3.125 bitcoin in 2024. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the Blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use bitcoin. Decreased demand for bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

●	Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Fund. The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the Core Developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of bitcoin, including the irreversibility of transactions and limitations on the mining of new bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after 7 extended debates among developers as to how to improve the Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of bitcoin and, accordingly, may adversely affect an investment in the Fund.

●	The decentralized structure of Bitcoin Network software development may prevent the formation of a consensus on how to improve and modify the Bitcoin Network, which could prevent needed or desirable updates and thereby adversely impact an investment in the Fund. The lack of a formal or informal centralized structure in the development of Bitcoin Network means that parties with potentially competing motives and incentives must generate a consensus on how best to improve key elements of the Bitcoin Network protocols, such as how best to increase the transaction capacity of the Bitcoin Network. If developer proposals to improve the Bitcoin Network’s protocols are incapable of obtaining an overwhelming consensus for adoption, a proposal may either be abandoned or indefinitely delayed pending the formation of consensus or the proposal may result in a fork. If a desirable or necessary improvement to the Bitcoin Network protocols is not implemented, it may have a negative impact on the functioning of the Bitcoin Network or the growth of user adoption. Any such delay may, therefore, have a negative impact on the secondary market price of bitcoin and the bitcoin futures contracts in which the Fund invests.

●	The open-source structure of the Bitcoin Network protocol means that the contributors to the protocol are generally not directly compensated for their contributions in maintaining and developing the protocol. A failure to properly monitor and upgrade the protocol could damage the Bitcoin Network and, therefore, an investment in the bitcoin futures contracts in which the Fund invests. As the Bitcoin Network protocol is not sold and its use does not generate revenues for contributors, contributors are generally not compensated for maintaining and updating the Bitcoin Network protocol. Although some bitcoin industry participants have funded core developers, this type of financial incentive is not typical. The lack of guaranteed financial incentive for contributors to maintain or develop the Bitcoin Network and the lack of guaranteed resources to adequately address emerging issues with the Bitcoin Network may reduce incentives to address the issues adequately or in a timely manner. This may have a negative impact on the secondary market price of bitcoin and an investment in the Fund.

●	Intellectual property rights claims may adversely affect the operation of the Bitcoin Network. Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin network’s long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect an investment in the Fund. Additionally, a meritorious intellectual property claim could prevent end-users from accessing the Bitcoin Network or holding or transferring their bitcoin. As a result, an intellectual property claim could adversely affect an investment in the bitcoin futures contracts in which the Fund invests.

●	A malicious actor may attack the Bitcoin Network in an effort to prevent its function, which may adversely impact an investment in the Fund. A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other Bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in the Fund. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of Bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment the bitcoin futures contracts in which the Fund invests.

●	In the event of widespread disruption to the Internet, the market for bitcoins may become dangerously illiquid. The Bitcoin Network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network and adversely affect the bitcoin futures contracts in which the Fund invests. In addition, certain features of the Bitcoin Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by 8 similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Bitcoin Futures Risk. In addition to the risks of futures contracts generally, the market for bitcoin futures contracts has additional unique risks. The market for bitcoin futures may be less developed, less liquid and more volatile than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. Bitcoin futures are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

Cost of Futures Investment Risk. When a bitcoin futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a bitcoin futures contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

Investment Strategy Risk. The Fund, through the Subsidiary, invests in bitcoin futures contracts. The Fund does not invest directly in or hold bitcoin. The price of bitcoin futures may differ, sometimes significantly, from the current cash price of bitcoin, which is sometimes referred to as the “spot” price of bitcoin. Consequently, the performance of the Fund is likely to perform differently from the spot price of bitcoin.

Liquidity Risk. The market for the bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund may cause the Fund to hold more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because bitcoin futures contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in bitcoin futures contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 protections.

Target Exposure and Rebalancing Risks. The Fund will normally seek to maintain notional exposure to bitcoin equal to 100% of the net assets of the Fund. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund will reduce its exposure to bitcoin futures contracts on or about such dates. If the value of bitcoin futures contracts rises during such periods that the Fund has reduced its exposure, the performance of the Fund will be less than it would have been had the Fund maintained is exposure through such period.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The prices of bitcoin and bitcoin futures have historically been highly volatile. The value of the Fund’s investments in bitcoin futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Asset Concentration Risk. Since the Fund may take concentrated positions in certain securities, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than inkind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable have its orders for bitcoin futures contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of bitcoin and may result in the proportion of bitcoin futures contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, the Fund would not be able to achieve its investment objective and may experience significant losses.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Active Management Risk. The Fund is actively managed and its performance reflects investment decisions that the Sub-Adviser and Adviser make for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. The Adviser and Sub-Adviser cannot predict whether Shares will trade below, at or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of bitcoin by using leverage inherent in futures contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result 12 in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund. The Fund may at times be required to liquidate portfolio positions, including when it is not advantageous to do so, in order to comply with guidance from the Securities and Exchange Commission (the “SEC”) regarding asset segregation requirements to cover certain leveraged positions.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Management of the Fund

The Fund is a series of Volatility Shares Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser and the Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Volatility Shares LLC, a Delaware limited liability company, serves as the Trust’s adviser pursuant to an investment management agreement (the “Investment Advisory Agreement”) and is registered with the U.S. Securities and Exchange Commission. The Adviser was formed for the purpose of sponsoring volatility-linked exchange-traded funds.

In its capacity as Adviser, Volatility Shares manages the Fund’s investments subject to the supervision of the Board. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, the Adviser continuously reviews, supervises, and administers the Fund’s investment program.

The principal office of the Adviser and the Fund is located at 2000 PGA Blvd, Suite 4400, Palm Beach Gardens, Florida 33408. The telephone number of the Adviser and the Fund is (866) 261-0273. The registration of the Adviser with the CFTC and its membership in the NFA must not be taken as an indication that either the CFTC or the NFA has recommended or approved the Adviser, the Trust and the Fund.

Investment Sub-Adviser

Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563. The Trust, on behalf of the Fund, and Volatility Shares have engaged Penserra to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (a “Sub-Advisory Agreement”). In this capacity, Penserra has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, in accordance with the investment advice formulated by Volatility Shares.

As compensation for its services, Volatility Shares has agreed to pay Penserra an annual sub-advisory fee based upon the Fund’s average daily net assets. Volatility Shares is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

Portfolio Managers

Justin Young, Dustin Lewellyn, Ernesto Tong and Anand Desai serve as portfolio managers for the Fund. Mr. Tong and Mr. Desai are responsible for day-to-day management of the Fund. Mr. Young and Mr. Lewellyn are responsible for overall management and supervision of the Fund.

Justin Young holds a BA in American Studies from Georgetown University. Since April 2017, he has served as Managing Partner of Invest In Vol LLC (overseeing operations at an investment adviser); from August 2015 to April 2017, he was Vice President of Rex Shares LLC (overseeing product development at an ETF sponsor); from April 2011 to August 2015 he was Head of Capital Markets for Global X Management Co., (overseeing capital markets operations for an ETF sponsor); and from July 2009 to April 2011 he was an Associate of NYSE Euronext (working on a number of listing matters for a national securities exchange).

Dustin Lewellyn has been a Managing Director with the Sub-Adviser since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio accounting and portfolio management at a large asset management firm for more than 6 years.

Ernesto Tong has been a Managing Director with the Sub-Adviser since 2015. Prior to joining Penserra, Mr. Tong spent seven years as a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

Anand Desai has been a Senior Vice President with the Sub-Adviser since 2021 and was previously an Associate since 2015. Prior to joining Penserra, Mr. Desai spent five years as a portfolio fund accountant at State Street.

For additional information concerning the Adviser and the Sub-Adviser, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser manages the Fund’s assets. The Adviser is paid an annual management fee of 1.85% of the Fund’s average daily net assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement on behalf of the Fund will be available in the Fund’s Annual Report to shareholders for the fiscal period ended July 31, 2023.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	Your Fund makes distributions,

●	You sell your Shares listed on the Exchange, and

●	You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to Shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at higher rates than capital gains. The Fund will provide notice to its shareholders of the amount of any distribution which must be taken into account as a dividend which is to ordinary income tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the statement of additional information for more information.

Investments in the Subsidiary

One of the requirements for qualification as a RIC is that the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.

The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary is organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment futures contracts may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share. All valuations are subject to review by the Trust’s Board or its delegate.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over the counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

For more information about how the Fund’s NAV is determined, please see the section in the statement of information entitled “Determination of Net Asset Value.”

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 is the administrator and transfer agent for the Trust. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 22900, Philadelphia, PA 19102, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.

Premium/Discount Information

The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. The approximate value of the Shares, which is an amount representing on a per Share basis the sum of the current market price of the securities held by the Fund, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved with, or responsible for, the calculation or dissemination of the approximate value, and the Fund does not make any warranty as to its accuracy.

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.volatilityshares.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. The SEC adopted Rule 12d1-4 under the 1940 Act on November 19, 2020, which became effective January 19, 2021. The Fund is required to comply with the conditions of Rule 12d1-4, which allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

2x Bitcoin Strategy ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. The Fund’s most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (866) 261-0273, on the Fund’s website at www.volatilityshares.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Volatility Shares LLC 2000 PGA Blvd, Suite 4400 Palm Beach Gardens, FL 33408 (866) 261-0273 www.volatilityshares.com	SEC File #: 333-263619 811-23785

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Preliminary Statement of Additional Information
Dated June 15, 2023

Subject to Completion

Statement of Additional Information

Volatility Shares Trust
Investment Company Act File No. 811-23785

	Ticker Symbol	Exchange

2x Bitcoin Strategy ETF	BITX	CBOE BZX Exchange, Inc.

Dated June 15, 2023

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated June 15,, 2023, as it may be revised from time to time (the “Prospectus”), for the 2x Bitcoin Strategy ETF (the “Fund”), a series of the Volatility Shares Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101, or by calling toll free at (866) 261-0273.

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Glossary of Terms

“1933 Act” means the Securities Act of 1933, as amended

“1934 Act” means The Securities Exchange Act of 1934, as amended

“1940 Act” means the Investment Company Act of 1940, as amended

“12b-1 Plan” means a Plan of Distribution under Rule 12b-1 of the 1940 Act

“Administration Agreement” means the fund administration servicing agreement between the Trust and USBGFS

“Administrator” ,“Fund Accountant”, “Transfer Agent” and “USBGFS” means U.S Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services.

“Adviser” or “Volatility Shares” means Volatility Shares LLC

“AIM” means the London Stock Exchange Alternative Investment Market

“AP” means authorized participant

“Authorized Participants” means those financial entities (specifically those members or participants of a clearing agency registered with the SEC) that have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in Creation Units

“Beneficial Owners” means owners of beneficial interests in Shares

“Bitcoin Futures Contracts” means futures contracts based on bitcoin

“Board of Trustees” or “Board” means the Board of Trustees of the Trust

“Business Day” means any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

“CCO” means the Chief Compliance Officer of the Trust

“Closing Time” means no later than 2:00 p.m., Eastern time

The “Code” means the Internal Revenue Code of 1986, as amended

“Collateral Investments” means (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Sub-Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

“Creation Unit” means aggregations of specified numbers of Shares for which the Fund offers, issues and redeems Shares

“Custodian” means U.S. Bank National Association

“Distributor” means Foreside Fund Services, LLC

“DTC” means The Depository Trust Company, a limited-purpose trust company

“DTC Participants” means those participants who utilize the facilities of DTC

“EU” means the European Union

“Exchange” means CBOE BZX Exchange

“FINRA” means the Financial Industry Regulatory Authority

The “Fund” means the 2x Bitcoin Strategy ETF

“Fund Accounting Agreement” means the fund accounting servicing agreement between the Trust and USBGFS

“Independent Trustees” means those Trustees of the Trust who are not officers or employees of the Adviser or any of its affiliates

The “Index” means the S&P CME Bitcoin Futures Daily Roll Index

“Index Provider” means S&P Dow Jones Indices

“Indirect Participants” means entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly

“Investment Management Agreement” means the investment management agreement between Volatility Shares and the Trust, on behalf of the Fund

“Interested Trustee” means those Trustees of the Trust whom are “interested persons” as such term is defined under the 1940 Act.

“NAV” means net asset value

“Non-U.S. Shareholder” means a Fund shareholder who is a nonresident alien or foreign entity

“NSCC” means the National Securities Clearing Corporation

“NYSE” means the New York Stock Exchange

“OTC” means over-the-counter

“Participant Agreement” means the written agreement between and Authorized Participant and the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units

The “Prospectus” means the Fund’s prospectus dated [June 15], 2023, as it may be revised from time to time

“SAI” means this Statement of Additional Information

“SEC” means the U.S. Securities and Exchange Commission

“Shares” means the shares of the Fund

“Sub-Adviser” or “Penserra” means Penserra Capital Management LLC

“Subsidiary” means the wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, 2x Bitcoin Strategy ETF Cayman Ltd.

“Transmittal Date” means the Business Day on which an order to purchase or redeem Creation Units is received in proper form

The “Trust” means the Volatility Shares Trust

“Volatility Shares” means Volatility Shares LLC

“Volatility Shares Fund Complex” means those funds advised by Volatility Shares

General Description of the Trust and the Fund

The Trust is a Delaware statutory trust organized on August 20, 2021. The Trust is an open-end management investment company, registered under the 1940 Act. The Trust currently offers shares of a single series. This SAI relates solely to the Fund, which is non-diversified.

The Fund is advised by Volatility Shares. Penserra serves as investment sub-adviser to the Fund.

The Fund is “leveraged”, meaning it is designed to seek daily investment results, before fees and expenses, that correspond to the performance of a multiple (2x) of the daily performance of the Index for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. It is the policy of the Fund to pursue its investment objective regardless of market conditions, to attempt to remain nearly fully invested and to not take defensive positions.

Shares list and principally trade on the Exchange. The Shares will trade on the Exchange at market prices that may be below, at or above NAV. ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, the Fund offers, issues and redeems Shares at NAV only in Creation Units. Authorized Participants (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund Shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. An Authorized Participant that purchases a Creation Unit of Fund Shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund Shares for a basket of securities and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

The Fund is a separate exchange-traded fund, and each Share represents an equal proportionate interest in the Fund. All consideration received by the Trust for Shares and all assets of the Fund belong solely to the Fund and would be subject to liabilities related thereto. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

The Index

The S&P CME Bitcoin Futures Daily Roll Index

The Index is an excess return index designed to measure the return from a rolling long position in the two nearest maturing Bitcoin futures contracts (Symbol: BTC) trading on CME. The Index is calculated and maintained by S&P Dow Jones Indices.

These rules and the formula may be changed from time to time, and without notice by the Index Provider, Adviser, or S&P.

The Index is calculated according to the below methodology.

Calculation of the Index

The Bitcoin Futures Contracts roll daily and the roll is completed two days prior to the last trading date (t) of the current contract. On day t-2 at market close, the index is 0% in the expiring futures contact (Roll Out Contract, that expires two days later) and 100% in the next futures contract (Roll In Contract, which expires the subsequent month). The last trading date is the last Friday of the contract month. The daily roll percentage is determined on the day when the index is fully rolled from the first month contract to the second month contract and stays constant throughout the month regardless of limit disruption events.

Contract Roll Weights Calculation During Roll Period	First Nearby Contract Expiration	Roll Contract Expiration

Day 1	(1-1/N)	1/N
Day 2	(1-2/N)	2/N
Day 3	(1-3/N)	3/N
Day N	0	1

Each ER index calculates from the price change of the underlying futures contract. On any trading date, t, the level of each of the sub-indices is calculated as follows:

ERIndext = ERIndext-1 * (1 + CDRt,t-1)

where:

ERIndext-1 = The Excess Return Index level on the preceding business day, defined as any date on which the index is calculated.

CDRt,t-1 = The Contract Daily return, defined as:

where:

DCRP = The Daily Contract Reference Price of the futures contract.

When the index rolls on multiple days, CDR calculates as:

where: = The Daily Contract Reference Price of the ith futures contract wi = Weight of the ith futures contract

Exchange Listing and Trading

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares; (2) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (3) the Fund no longer complies with certain listing exchange rules; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares of the Fund from listing and trading upon termination of the Trust or the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)	The Fund may not borrow money, except as permitted under the 1940 Act.

(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except to the extent bitcoin or issuers of bitcoin-based financial instruments are concentrated in any industry or group of identified industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appear in the Fund’s Prospectus.

Types of Investments

Cash Reserves

In seeking to achieve its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, the Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

Fixed Income Investments and Cash Equivalents

Fixed income Investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.

(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal National Mortgage Association. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

(2)       The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3)       The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4)       The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5)       The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by Penserra to be of comparable quality.

(6)       The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.

(7)       The Fund may invest in corporate debt securities, as consistent with its investment objective and policies. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Exchange-Traded Funds and Exchange-Traded Products

ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. The Fund’s investments in ETFs involves duplication of advisory fees and other expenses since the Fund will be investing in another investment company. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share. Exchange-traded products (“ETPs”) are exchange-traded equity securities whose value derives from an underlying asset or portfolio of assets, which may correlate to a benchmark, such as a commodity, currency, interest rate or index. ETFs are one type of ETP.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, and restricted securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees has approved the designation of the Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Options

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market. Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Short-Term Instruments and Temporary Investments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity, in connection with collateral received by the Fund in its securities lending activities, or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Subsidiary

The Fund may invest a portion of its total assets in the Subsidiary. Only the Subsidiary, not the Fund, may invest in commodities. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

The Subsidiary is not registered under the 1940 Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, the Subsidiary is wholly-owned and controlled by the Fund and is advised by Volatility Shares and sub-advised by Penserra. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Volatility Shares receives no additional compensation for managing the assets of the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund.

Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated) could prevent the Fund and/or the Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports.

Swaps

The Fund may enter into total return swaps, which may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way.

Most swaps entered into by the Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, the Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. The Fund’s obligations under most swaps will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date.

U.S. Government Securities

The Fund may invest in short-term U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Bitcoin Futures Contracts

In order to obtain 2x exposure to the Index, the Fund intends to enter into cash-settled Bitcoin Futures Contracts as the “buyer.” In simplest terms, in a cash-settled futures market the counterparty pays the buyer if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down. In order to maintain its 2x exposure to the Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will close its long position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of backwardation would be expected to adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling long futures contracts that are in contango, the Fund will close its long position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of contango may positively affect the performance of the Fund.

The Fund expects to gain 2x exposure to the Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by Volatility Shares LLC (the “Subsidiary”). The Fund invests in Bitcoin Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser, investment sub-adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Subsidiary’s custodian is U.S. Bank.

The Fund seeks to remain fully invested at all times in Bitcoin Futures Contracts and/or Financial Instruments that, in combination, produce investment results that, before fees and expenses, are twice (2x) the daily investment performance of the Index.

Leveraged Performance

2x Bitcoin Strategy ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the excess return of the S&P CME Bitcoin Futures Daily Roll Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of the Index for the same period. Longer holding periods and higher Index volatility each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The table below shows performance of the how compounding impacts a 2x daily rebalanced investment referencing an index over periods longer than one day. Areas shaded lighter represent those scenarios where a hypothetical fund that seeks daily 2x returns of an index will return the same or outperform (i.e., return more than) 2x of the index performance over one year; conversely, areas shaded darker represent those scenarios where the hypothetical fund will underperform (i.e., return less than) 2x of the index performance over one year.

One Year Index Performance	(2x) One Year Index Performance	Index Votatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
(60)%	(120)%	(84.0)%	(84.0)%	(84.2)%	(84.4)%	(84.6)%	(85.0)%	(85.4)%	(85.8)%	(86.4)%	(86.9)%	(87.5)%	(88.2)%	(88.8)%
(55)%	(110)%	(79.8)%	(79.8)%	(80.0)%	(80.2)%	(80.5)%	(81.0)%	(81.5)%	(82.1)%	(82.7)%	(83.5)%	(84.2)%	(85.0)%	(85.9)%
(50)%	(100)%	(75.0)%	(75.1)%	(75.2)%	(75.6)%	(76.0)%	(76.5)%	(77.2)%	(77.9)%	(78.7)%	(79.6)%	(80.5)%	(81.5)%	(82.6)%
(45)%	(90)%	(69.8)%	(69.8)%	(70.1)%	(70.4)%	(70.9)%	(71.6)%	(72.4)%	(73.2)%	(74.2)%	(75.3)%	(76.4)%	(77.6)%	(78.9)%
(40)%	(80)%	(64.0)%	(64.1)%	(64.4)%	(64.8)%	(65.4)%	(66.2)%	(67.1)%	(68.2)%	(69.3)%	(70.6)%	(72.0)%	(73.4)%	(74.9)%
(35)%	(70)%	(57.8)%	(57.9)%	(58.2)%	(58.7)%	(59.4)%	(60.3)%	(61.4)%	(62.6)%	(64.0)%	(65.5)%	(67.1)%	(68.8)%	(70.5)%
(30)%	(60)%	(51.0)%	(51.1)%	(51.5)%	(52.1)%	(52.9)%	(54.0)%	(55.2)%	(56.6)%	(58.2)%	(60.0)%	(61.8)%	(63.8)%	(65.8)%
(25)%	(50)%	(43.8)%	(43.9)%	(44.3)%	(45.0)%	(46.0)%	(47.2)%	(48.6)%	(50.2)%	(52.1)%	(54.1)%	(56.2)%	(58.4)%	(60.8)%
(20)%	(40)%	(36.0)%	(36.2)%	(36.6)%	(37.4)%	(38.5)%	(39.9)%	(41.5)%	(43.4)%	(45.5)%	(47.7)%	(50.2)%	(52.7)%	(55.3)%
(15)%	(30)%	(27.8)%	(27.9)%	(28.5)%	(29.4)%	(30.6)%	(32.1)%	(34.0)%	(36.1)%	(38.4)%	(41.0)%	(43.7)%	(46.6)%	(49.6)%
(10)%	(20)%	(19.0)%	(19.2)%	(19.8)%	(20.8)%	(22.2)%	(23.9)%	(26.0)%	(28.3)%	(31.0)%	(33.8)%	(36.9)%	(40.1)%	(43.5)%
(5)%	(10)%	(9.8)%	(10.0)%	(10.6)%	(11.8)%	(13.3)%	(15.2)%	(17.5)%	(20.2)%	(23.1)%	(26.3)%	(29.7)%	(33.3)%	(37.0)%
0%	0%	0.0%	(0.2)%	(1.0)%	(2.2)%	(3.9)%	(6.1)%	(8.6)%	(11.5)%	(14.8)%	(18.3)%	(22.1)%	(26.1)%	(30.2)%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	(2.5)%	(6.1)%	(10.0)%	(14.1)%	(18.5)%	(23.1)%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	(1.2)%	(5.8)%	(10.6)%	(15.6)%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	(2.3)%	(7.7)%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. A Fund does not seek to achieve its stated investment objective over a period of time greater than a single day because mathematical compounding prevents a Fund from achieving such results. Results for the Fund over periods of time greater than a single day should not be expected to be a simple return of twice the Index. The Fund’s returns will likely differ in amount and possibly even direction from twice the Index over the same period. These differences can be significant.

The Fund will lose money if its Index’s performance is flat over time, and a Fund can lose money regardless of the performance of its Index, as a result of daily rebalancing, fees, the Index’s volatility, compounding and other factors. Daily compounding of a Fund’s investment returns can dramatically and adversely affect its longer-term performance, especially during periods of high volatility. Volatility has a negative impact on the Fund’s performance and may be at least as important to a Fund’s return for a period as the return of its Index.

Federal Income Tax Treatment of Exchange-Listed Commodity Futures, and Investments in the Subsidiary

The Subsidiary’s transactions in exchange-listed commodity futures contracts will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”) that, among other things, may affect the character of gains and losses realized by the Subsidiary (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Subsidiary and may defer Subsidiary losses. Because the Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes, this treatment of the Subsidiary’s income will affect the income the Fund must recognize. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Subsidiary and the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

The Fund intends to treat any income it may derive from Futures Instruments received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to “regulated investment companies” (“RICs”). The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

CFTC Regulation

Derivatives exchanges in the United States are subject to regulation under the CEA, by the CFTC, the governmental agency having responsibility for regulation of derivatives exchanges and trading on those exchanges. Following the adoption of the Dodd-Frank Act, the CFTC also has authority to regulate OTC derivatives markets, including certain OTC foreign exchange markets. The CFTC has exclusive authority to designate exchanges for the trading of specific futures contracts and to prescribe rules and regulations of the marketing of each. The CFTC also regulates the activities of “commodity pool operators” and the CFTC has adopted regulations with respect to certain of such persons’ activities. Pursuant to authority in the CEA, the NFA has been formed and registered with the CFTC as a registered futures association. At the present time, the NFA is the only self-regulatory organization for commodities professionals other than exchanges. As such, the NFA promulgates rules governing the conduct of commodity professionals and disciplines those professionals that do not comply with such standards. The CFTC has delegated to the NFA responsibility for the registration of commodity pool operators and commodity trading advisors, among others.

Volatility Shares is registered as a “commodity pool operator” and Penserra is registered as a “commodity trading adviser” with the NFA pursuant to the rules and regulations of the CFTC. Penserra’s investment implementation may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. As an NFA member Volatility Shares is subject to NFA standards relating to fair trade practices, financial condition, and consumer protection.

The CFTC may suspend, modify or terminate the registration of any registrant for failure to comply with CFTC rules or regulations. Suspension, restriction or termination of the Adviser’s registration as a commodity pool operator would prevent it, until such time (if any) as such registration were to be reinstated, from managing the Fund. Such an event could result in termination of the Fund.

The regulation of commodity transactions in the United States is a rapidly changing area of the law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. As of the date of this prospectus, the Fund does not have an operating history and therefore turnover data is not available.

Investment Risks

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Bitcoin and bitcoin futures are relatively new investments. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.

The value of an investment in the Fund could decline significantly and without warning, including to zero. You should be prepared to lose your entire investment. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from twice (2x) of the daily return of the Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with leveraged exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses and (b) borrowing/ lending rates (to obtain 2x exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown. Areas shaded darker represent those scenarios where the Fund can be expected to return less than twice (2x) of the performance of the Index.

Leveraged Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of leveraged (2x) correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its daily investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from twice the Index on a given day.

A number of other factors may adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or Financial Instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or over-exposed to the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective.

Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.

Bitcoin Investing Risk. The Fund is indirectly exposed to the risks of investing in bitcoin through its investments in bitcoin futures. Bitcoin is a new and highly speculative investment. The risks associated with bitcoin include the following:

●	Bitcoin is a new technological innovation with a limited history. There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Fund. The Bitcoin Network was launched in January 2009, platform trading in bitcoin began in 2010, and Bitcoin Futures trading began in 2017, each of which limits a potential shareholder’s ability to evaluate an investment in the Fund.

●	The Fund’s investments are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks. The price of bitcoin is impacted by numerous factors, including:

○	The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may impact the price of bitcoin;

○	Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online bitcoin exchanges and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;

○	Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;

○	Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;

○	Foreign exchange rates between fiat currencies and digital assets such as bitcoin;

○	Interest rates;

○	The continued operation of bitcoin exchanges in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;

○	Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin; &cir; Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;

○	The maintenance and development of the open-source software protocol of the Bitcoin Network;

○	Increased competition from other cryptocurrencies and digital assets, including forks of the Bitcoin Network;

○	Developments in the information technology sector;

○	Global or regional political, economic or financial events and situations;

○	Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and

○	The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in the Fund.

●	A decline in the adoption of bitcoin could negatively impact the performance of the Fund. As a new asset and technological innovation, the bitcoin industry is subject to a high degree of uncertainty. The adoption of bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of bitcoin will also require an accommodating regulatory environment. A lack 5 of expansion in usage of bitcoin could adversely affect the bitcoin futures contracts in which the Fund invests. In addition, there is no assurance that bitcoin will maintain its value over the long-term. The value of bitcoin is subject to risks related to its usage. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which would adversely impact the value of the Fund’s shares. Recently, bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by bitcoin miners. Some companies have indicated they will cease accepting bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for bitcoin and the speed of its adoption could be suppressed.

●	Bitcoin trading prices are volatile and shareholders could lose all or substantially all of their investment in the Fund. Speculators and investors who seek to profit from trading and holding bitcoin generate a significant portion of bitcoin demand. Bitcoin speculation regarding future appreciation in the value of bitcoin may inflate and make more volatile the price of a bitcoin. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of bitcoin.

●	Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin. As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and bitcoin since 2013. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for bitcoin, and may also affect the ability of bitcoin exchanges to operate and for other market participants to enter into bitcoin transactions. To the extent that future regulatory actions or policies limit or restrict bitcoin usage, bitcoin trading or the ability to convert bitcoin to fiat currencies, the demand for bitcoin may be reduced, which may adversely affect investment in the Fund’s shares. Regulation of bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the bitcoin futures contracts in which the Fund invests. Moreover, in addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

●	Sales of newly mined bitcoin may cause the price of bitcoin to decline, which could negatively affect an investment in the Fund. Approximately 900 newly mined bitcoin are created each day. If the parties engaged in bitcoin mining choose not to hold the newly mined bitcoin, and, instead, make them available for sale, there can be downward pressure on the price of bitcoin. A bitcoin mining operation may be more likely to sell a higher percentage of its newly created bitcoin, and more rapidly so, if it is operating at a low profit margin, thus reducing the price of bitcoin. Lower bitcoin prices may result in further tightening of profit margins for miners and worsening profitability, thereby potentially causing even further selling pressure. Decreasing profit margins and increasing sales of newly mined bitcoin could result in a reduction in the price of bitcoin, which could adversely impact an investment in the Fund.

●	Disruptions at bitcoin exchanges and potential consequences of a bitcoin exchange’s failure could adversely affect an investment in the Fund. Bitcoin exchanges operate websites on which users can trade bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on bitcoin exchanges are unrelated to transfers of bitcoin between users via the Bitcoin Network. Bitcoin trades on bitcoin exchanges are recorded on the bitcoin exchange’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Bitcoin exchanges have a limited history. Since 2009, several bitcoin exchanges have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest bitcoin exchange at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, then valued then at over $450 million. Bitcoin exchanges are also appealing targets for hackers and malware. In August 2016, Bitfinex, a bitcoin exchange located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 bitcoin valued at the time at approximately 6 $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major cryptocurrency exchange, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of bitcoin exchanges and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in bitcoin, which may result in greater volatility in bitcoin.

●	Demand for bitcoin is driven, in part, by its status as the most prominent and secure digital asset. It is possible that a cryptocurrency other than bitcoin (often referred to as “Altcoins”) could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and adversely affect the bitcoin futures contracts in which the Fund invests. The Bitcoin Network and bitcoin, as an asset, hold a “first-to-market” advantage over other digital assets. This first-to-market advantage is driven in large part by having the largest user base and, more importantly, the largest combined mining power in use to secure the Blockchain and transaction verification system. Having a large mining network results in greater user confidence regarding the security and long-term stability of a digital asset’s network and its blockchain; as a result, the advantage of more users and miners makes a digital asset more secure, which makes it more attractive to new users and miners, resulting in a network effect that strengthens the first-to-market advantage. Bitcoin also enjoys significantly greater acceptance and usage than other digital asset networks in the retail and commercial marketplace, due in large part to the relatively well-funded efforts of payment processing companies. Despite the marked first-mover advantage of the Bitcoin Network over other digital assets, it is possible that an Altcoin could become materially popular due to either a perceived or exposed shortcoming of the Bitcoin Network protocol that is not immediately addressed by the bitcoin developers or a perceived advantage of an altcoin that includes features not incorporated into bitcoin. For example, the development of digital self-executing contracts (also known as “smart contracts” or “DeFi”) on the Ethereum network has permitted the value of its native unit (ether) to rival bitcoin for periods of time. If an Altcoin obtains significant market share (either in market capitalization, mining power or use as a payment technology), this could reduce bitcoin’s market share and have a negative impact on the demand for, and price of, bitcoin.

●	Miners may cease expanding processing power to create blocks and verify transactions if they are not adequately compensated. Miners generate revenue from both newly created bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the Blockchain, which would adversely affect the transaction verification process by temporarily decreasing the speed at which blocks are added to the Blockchain and make the Blockchain more vulnerable to a malicious actor obtaining control in excess of 50 percent of the processing power on the Blockchain. Reductions in processing power could result in material, though temporary, delays in transaction confirmation time. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of bitcoin. Furthermore, the block reward will decrease over time. In the summer of 2020, the block reward was reduced from 12.5 to 6.25 bitcoin, and it will further reduce to 3.125 bitcoin in 2024. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the Blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use bitcoin. Decreased demand for bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

●	Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Fund. The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the Core Developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of bitcoin, including the irreversibility of transactions and limitations on the mining of new bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after 7 extended debates among developers as to how to improve the Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of bitcoin and, accordingly, may adversely affect an investment in the Fund.

●	The decentralized structure of Bitcoin Network software development may prevent the formation of a consensus on how to improve and modify the Bitcoin Network, which could prevent needed or desirable updates and thereby adversely impact an investment in the Fund. The lack of a formal or informal centralized structure in the development of Bitcoin Network means that parties with potentially competing motives and incentives must generate a consensus on how best to improve key elements of the Bitcoin Network protocols, such as how best to increase the transaction capacity of the Bitcoin Network. If developer proposals to improve the Bitcoin Network’s protocols are incapable of obtaining an overwhelming consensus for adoption, a proposal may either be abandoned or indefinitely delayed pending the formation of consensus or the proposal may result in a fork. If a desirable or necessary improvement to the Bitcoin Network protocols is not implemented, it may have a negative impact on the functioning of the Bitcoin Network or the growth of user adoption. Any such delay may, therefore, have a negative impact on the secondary market price of bitcoin and the bitcoin futures contracts in which the Fund invests.

●	The open-source structure of the Bitcoin Network protocol means that the contributors to the protocol are generally not directly compensated for their contributions in maintaining and developing the protocol. A failure to properly monitor and upgrade the protocol could damage the Bitcoin Network and, therefore, an investment in the bitcoin futures contracts in which the Fund invests. As the Bitcoin Network protocol is not sold and its use does not generate revenues for contributors, contributors are generally not compensated for maintaining and updating the Bitcoin Network protocol. Although some bitcoin industry participants have funded core developers, this type of financial incentive is not typical. The lack of guaranteed financial incentive for contributors to maintain or develop the Bitcoin Network and the lack of guaranteed resources to adequately address emerging issues with the Bitcoin Network may reduce incentives to address the issues adequately or in a timely manner. This may have a negative impact on the secondary market price of bitcoin and an investment in the Fund.

●	Intellectual property rights claims may adversely affect the operation of the Bitcoin Network. Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin network’s long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect an investment in the Fund. Additionally, a meritorious intellectual property claim could prevent end-users from accessing the Bitcoin Network or holding or transferring their bitcoin. As a result, an intellectual property claim could adversely affect an investment in the bitcoin futures contracts in which the Fund invests.

●	A malicious actor may attack the Bitcoin Network in an effort to prevent its function, which may adversely impact an investment in the Fund. A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other Bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in the Fund. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of Bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment the bitcoin futures contracts in which the Fund invests.

●	In the event of widespread disruption to the Internet, the market for bitcoins may become dangerously illiquid. The Bitcoin Network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network and adversely affect the bitcoin futures contracts in which the Fund invests. In addition, certain features of the Bitcoin Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Borrowing and Leverage Risk

When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Counterparty Credit Risk

The Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless the Adviser believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. The Fund’s ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral, and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution’s authority, the financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.

Upon entering into a cleared swap, the Fund is required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to the Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin” to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

A party to a cleared swap is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to cleared swaps is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to cleared swap positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for cleared swaps positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the amount of initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, if an FCM does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by an FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.

Correlation Risk

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of Bitcoin Futures Contracts, and the possibility of an illiquid market for a futures contract. Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to the Fund.

Cyber Security Risk

As the use of Internet technology has become more prevalent in the course of business, The Fund have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

Derivatives Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Sub-Advisor’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.

(1)	Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objective, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

(2)	Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

(3)	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4)	Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearing house is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5)	Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6)	Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Exchange-Traded Funds Risk

The Fund may invest in shares of ETFs, which subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Failure to Qualify as a Regulated Investment Company Risk

If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Fund-of-Funds Risk

The Fund may invest in underlying ETFs to the extent permitted by applicable law, which could impact its performance. The Fund is subject to the risks of the underlying funds’ investments. In addition, the Fund’s shareholders will indirectly bear the expenses of the underlying funds, absorbing duplicative levels of fees with respect to investments in the underlying funds. In addition, at times certain segments of the market represented by the underlying funds may be out of favor and underperform other segments

Government Regulation of Derivatives Risk

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The regulation of derivatives in the U.S., the EU and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of derivatives, including clearing, margin reporting, recordkeeping and registration requirements for certain types of derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner that the Adviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

In addition, the SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for a Fund, since a Fund has to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on a Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose a Fund to new kinds of risks and costs.

Inflation Risk

Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Legislation and Litigation Risk

Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Liquidity Risk

Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for such securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which such securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.

Listing Standards Risk

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Market Events Risk

Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and non-U.S. capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at increased premiums or discounts to their NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests and negatively impact the Fund’s investment return.

For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

In addition, the operations of the Fund, the Adviser and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Portfolio Turnover Risk

The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Regulatory Margin Risk

In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps. While the Fund is not directly subject to these requirements, where the Fund’s counterparty is subject to the requirements, uncleared swaps between the Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what the Fund would agree with its counterparty in the absence of such regulation. In all events, where the Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the Fund is in default on its obligations to the swap counterparty.

In addition to the variation margin requirements, regulators have adopted “initial” margin requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any “variation margin” collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial margin rules do not apply to the Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and in the near future, the rules may apply to the Fund. In the event that the rules apply, they would impose significant costs on the Fund’s ability to engage in uncleared swaps and, as such, could adversely affect the Adviser’s ability to manage the Fund, may impair the Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.

Rolling, Backwardation and Contango Risk

When purchasing stocks or bonds, the buyer acquires ownership in the security; however, buyers of futures contracts are not entitled to ownership of the underlying reference asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying reference asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their exchange-traded futures contract before expiration. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. For example, a contract purchased and held in June 2022 may have an expiration date in August 2022. As this contract nears expiration, a long position in the contract may be replaced by selling the August 2022 contract and purchasing a contract expiring in September 2022. This process is referred to as “rolling.” The price of a futures contract is generally higher or lower than the spot price of the underlying asset when there is significant time to expiration of the contract due to various factors within the market. As a futures contract nears expiration, the futures price will tend to converge to the spot price. In some circumstances, the prices of some futures contracts with near-term expirations may be higher than the prices for futures contracts with longer-term expirations. This circumstance is referred to as “backwardation.” If the market for futures contracts is in “backwardation,” the sale of the near-term month contract would be at a higher price than the longer-term contract, and futures investors generally will earn positive returns. Conversely, a “contango” market is one in which the price of futures contracts in the near-term months are lower than the price of futures contracts in the longer-term months. If the market for futures contacts is in “contango,” it would create a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The Fund will not “roll” futures contracts on a predefined schedule as they approach expiration; instead the Adviser may determine to roll to another futures contract in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results.

Termination and Default Risk

Certain of the Fund’s swap agreements may contain termination provisions that, among other things, require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the swaps could elect to terminate such agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant agreement.

Tracking Error Risk

Tracking error is the divergence of a fund’s performance from that of its index. Tracking error may occur because of imperfect correlation between a fund’s holdings and those of the index, pricing differences, the fund’s holding of cash, differences on timing of the accrual of dividends, changes to an index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error may also result because a fund incurs fees and expenses while an index does not.

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is an Interested Trustee and three of whom are Independent Trustees. The Trustees serve for indefinite terms until their resignation, death or removal. The Trustees set broad policies for the Fund, choose the Trust’s officers and hired the Fund’s investment adviser. Justin Young is deemed an Interested Trustee of the Trust due to his positions as President of the Adviser and Trustee, President and Chief Executive Officer of the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Volatility Shares Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Stephen Yu 2000 PGA Blvd, Suite 4400, Palm Beach Gardens, FL 33408 Year of Birth: 1985	Trustee; Chairman of the Board	● Indefinite Term ● Since Inception	Director/Senior Director, Discover Financial Services (2018 – Present); Senior Manager, Discover Financial Services (2017 – 2018)	1	None

Anthony Ward 2000 PGA Blvd, Suite 4400, Palm Beach Gardens, FL 33408 Year of Birth: 1975	Trustee	● Indefinite Term ● Since Inception	Managing Director & U.S. Head of Market Risk – Scotiabank; Managing Director–Head of Counterparty Credit Risk IB, Credit Suisse (2021 – August 2022); Managing Director–Dublin Branch Chief Risk Officer, Credit Suisse (2019 – 2021); Director–Global Markets Equities CRO/US Equities CRO, Credit Suisse (2015 – 2019).	1	None

Anthony Homsey 2000 PGA Blvd, Suite 4400, Palm Beach Gardens, FL 33408 Year of Birth: 1986	Trustee	● Indefinite Term ● Since Inception	Vice President–Insurance Partnerships, QuinStreet (2022 – Present);Senior Director–Strategic Partnerships, QuinStreet (2021 – 2022); Assistant Vice President–Digital Media, MAPFRE Insurance (2018 – 2021; Digital Media Director,Travelers Insurance (2016 – 2018).	1	None
Interested Trustee[1] and Officers of the Trust
Justin Young 2000 PGA Blvd, Suite 440 Palm Beach Gardens, FL 33408 Year of Birth: 1986	Interested Trustee, President and Chief Executive Officer (Principal Executive Officer)	● Indefinite Term ● Since Inception	Managing Partner of Invest In Vol LLC (2017 – Present)	1	None

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Volatility Shares Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Chang Kim 2000 PGA Blvd, Suite 4400 Palm Beach Gardens, FL 33408 Year of Birth: 1984	Chief Compliance Officer, Treasurer (Principal Financial Officer and Principal Accounting Officer) and AML Compliance Officer	● Indefinite Term ● Since Inception	Chief Investment Officer of Invest In Vol LLC (2022 – Present); CEO of The Library Shop, Inc. (2021 – 2021); Portfolio Manager and COO at Global X Management Company LLC (2009 – 2020)	N/A	None

Stuart Barton 2000 PGA Blvd, Suite 4400 Palm Beach Gardens, FL 33408 Year of Birth: 1973	Vice President and Secretary	● Indefinite Term ● Since Inception	Managing Partner of Invest In Vol LLC (2017 – Present)	N/A	None

[1]	Justin Young is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the Volatility Shares Fund Complex, which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Fund and is anticipated to serve as a trustee for future funds in the Volatility Shares Fund Complex. None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Volatility Shares or any of its affiliates. Stephen Yu, an Independent Trustee, serves as the Chair of the Board for each Fund in the Volatility Shares Fund Complex. The same four persons serve as Trustees on the Board and are anticipated to serve on the Boards of all other Volatility Shares Funds. It is anticipated that the unitary board structure will be adopted for the Volatility Shares Funds because of the efficiencies it achieves with respect to the governance and oversight of the Volatility Shares Funds.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Volatility Shares Funds.

Board Committees

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Homsey, Yu, and Ward are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to Stuart Barton, Secretary, at the Trust’s address, 2000 PGA Blvd, Suite 4440; Palm Beach Gardens, FL 33408. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Ward, Homsey, and Yu serve on the Audit Committee.

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any sub-adviser, is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s CCO, Chang Kim.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees

Stephen Yu. Mr. Yu has been employed at Discover Financial Services since 2017. He currently serves as a Senior Director where he is the global head of Analytics for the Discover Global Network at Discover Financial Services, with teams dedicated to Marketing Analytics, Pricing and Portfolio Analytics, Fraud and Risk Analytics, Data Solutions and modeling and Data Operations and MIS. From 2018–2022, Mr. Yu was a Director at Discover Financial Services. From 2017–2018 Mr. Yu served as a Senior Manager at Discover Financial Services, where he managed the pricing and portfolio analytics team for the Discover Global Network.

Anthony Ward. Mr. Ward currently is employed by Scotiabank and has worked at Scotiabank since August 2022. Previously, Mr. Wared had worked for Credit Suisse since 2005 in various capacities. Since 2021 to August 2022, Mr. Ward has served as the Managing Director–Head of Counterparty Credit Risk IB, where he is responsible for counterparty credit risk management. From 2019 – 2021, Mr. Ward served as the Managing Director–Dublin Branch Chief Risk Officer where he was responsible for risk management of the Dublin Branch after receiving regulatory approval to assume the role. From 2015 – 2019, Mr. Ward served as the Director–Global Markets Equities CRO/US Equities CRO, where he was responsible for market risk management for the global equities and US equities businesses and CRO for CS Capital LLC, Credit Suisse’s Broker Dealer Lite.

Anthony Homsey. Mr. Homsey currently serves as the Vice President – Insurance Partnerships at QuinStreet. In this role he is responsible for managing and growing all insurance client advertiser partnserships within the insurance category. Prior to this role, Mr. Homsey served as Senior Director – Strategic Partnerships at QuinStreet, where he was responsible for managing and growing all 3rd party insurance publisher media partnerships within the insurance category. From 2018 – 2021, Mr. Homsey was the Assistant Vice President – Digital media at MAPFRE Insurance, where he was responsible for all direct to consumer digital media new business acquisition efforts. and from 2016 – 2018, Mr. Homsey was the Digital Media Director at Travelers Insurance where he was responsible for all direct to consumer digital new business acquisition efforts for the personal insurance property and casualty division.

Interested Trustees

Justin Young. Mr. Young holds a BA in American Studies from Georgetown University. Since April 2017, he has served as Managing Partner of Invest In Vol LLC (overseeing operations at an investment adviser); from August 2015 to April 2017, he was Vice President of Rex Shares LLC (overseeing product development at an ETF sponsor); from April 2011 to August 2015 he was Head of Capital Markets for Global X Management Co., (overseeing capital markets operations for an ETF sponsor); and from July 2009 to April 2011 he was an Associate of NYSE Euronext (working on a number of listing matters for a national securities exchange). Mr. Young serves as the President of the Adviser.

Trustee Compensation

For the 2023 fiscal year, each Independent Trustee will be paid a fixed annual retainer of $10,000. The fixed annual retainer will be allocated equally among each Fund in the Volatility Shares Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation to be earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Fund and the aggregate compensation paid to them for services to the Volatility Shares Fund Complex, for the fiscal year ended July 31, 2023. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Volatility Shares.

Name of Trustee	Estimated Compensation from The Fund	Estimated Total Compensation from the Volatility Shares Fund Complex
Justin Young	None	None

Stephen Yu	$10,000	$11,000

Anthony Ward	$10,000	$11,000

Anthony Homsey	$10,000	$11,000

Interested and Independent Trustees Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Fund and all funds overseen by the Trustees in the Volatility Shares Fund Complex as of December 31, 202:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Volatility Shares Fund Complex

Interested Trustees

Justin Young	None	None

Independent Trustees

Stephen Yu	None	None

Anthony Ward	None	None

Anthony Homsey	None	None

As of December 31, 2022, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of March 31, 2023, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

Investment Adviser and Other Service Providers

Investment Adviser

Volatility Shares LLC, 2000 PGA Blvd, Suite 4400, Palm Beach Gardens, FL, 33408, serves as the investment adviser to the Fund. Volatility Shares is a Delaware limited liability company. The Adviser was formed for the purpose of sponsoring volatility-linked exchange-traded funds. Volatility Shares discharges its responsibilities subject to the policies of the Board of Trustees. Volatility Shares also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to the Investment Management Agreement, Volatility Shares oversees the investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay Volatility Shares an annual management fee equal to a percentage of its daily net assets, as detailed in the below table.

Management Fee
Fund	Fee
2x Bitcoin Strategy ETF	1.85%

Under the Investment Management Agreement, Volatility Shares shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Volatility Shares in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement is in place for the original initial two year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to Volatility Shares, or by Volatility Shares on 60 days’ written notice to the Fund.

Investment Sub-Adviser

Volatility Shares and the Fund has retained Penserra Capital Management LLC, 4 Orinda Way, Suite 100-A, Orinda, California 94563., to serve as the Fund’s investment sub-adviser. Penserra is a New York limited liability company. Penserra is controlled by George Madrigal, who serves as Managing Partner, and Dustin Lewellyn, who serves as Managing Director, who together own a majority interest in Penserra. Penserra’s affiliated broker-dealer, Penserra Securities LLC, also holds a minority interest in Penserra.

Pursuant to an investment sub-advisory agreement between Volatility Shares, Penserra, and the Trust on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Penserra is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, in accordance with the investment advice formulated by Volatility Shares. As compensation for the sub-advisory services rendered under the Investment Sub-Advisory Agreement, Volatility Shares has agreed to pay Penserra an annual sub-advisory fee, payable monthly, that is based on the Fund’s average daily net assets. Volatility Shares is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

Portfolio Managers

The portfolio managers are primarily responsible for the management of the Fund. There are currently four portfolio managers, as follows:

Justin Young holds a BA in American Studies from Georgetown University. Since April 2017, he has served as Managing Partner of Invest In Vol LLC (overseeing operations at an investment adviser); from August 2015 to April 2017, he was Vice President of Rex Shares LLC (overseeing product development at an ETF sponsor); from April 2011 to August 2015 he was Head of Capital Markets for Global X Management Co., (overseeing capital markets operations for an ETF sponsor); and from July 2009 to April 2011 he was an Associate of NYSE Euronext (working on a number of listing matters for a national securities exchange).

Dustin Lewellyn has been a Managing Director with Penserra since 2012. Prior to joining Pernserra, Mr. Lewellyn had extensive background in institutional investment process with a specific focus on ETFs. Mr. Lewellyn was a portfolio manager at BGI (now a part of BlackRock) and he managed a number of international equity funds. Mr. Lewellyn was the head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business including primary responsibility for the portfolio management process surrounding the ETFs. He also built and ran a new ETF business for Charles Schwab including having primary responsibility for the technology and investment process to support the portfolio management for the ETFs. Following his work at Schwab, Mr. Lewellyn started a consulting business with a focus on the ETF space and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from the University of Iowa. Mr. Lewellyn is a CFA Charterholder and also holds security licenses 7, 63, 66 and 24.

Ernesto Tong has been a Managing Director at Penserra since 2015. Prior to joining Penserra. Mr. Tong worked for Barclays Global Investors and BlackRock prior to joining Penserra, first as an index research analyst and then as a portfolio manager for a number of funds. As an index research analyst, Mr. Tong was responsible for performing independent research and analysis to incorporate into the portfolio management and trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Mr. Tong managed $40 billion in global ETF AUM and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong. Was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis. Mr. Tong is a CFA Charterholder and holds security licenses 7 and 63.

Anand Desai joined Penserra in November 2015. Prior to joining Penserra, Mr. Desai was employed in portfolio operations and portfolio accounting at State Street. Mr. Desai holds a B.A. from the University of California, Davis.

Portfolio Manager Compensation

Mr. Young is compensated by Volatility Shares LLC and is paid a fixed salary and discretionary bonus that is not based on the performance of the Fund. Mr. Lewellyn is paid a salary and a discretionary bonus based on the profitability of Penserra. Messrs. Tong and Desai receive a fixed base salary and discretionary bonus.

Ownership of Fund Securities

As of inception of operation of the Fund, none of the portfolio managers owned any Shares of the Fund.

Accounts Managed by the Portfolio Managers

In addition to the Fund, the portfolio managers are responsible for the management of certain other accounts, as listed below. The information below is provided as of [__________].

Portfolio Managers	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ Assets)

Justin Young	[__] / [__]	[__] / [__]	[__] / [__]

Dustin Lewellyn	[__] / [__]	[__] / [__]	[__] / [__]

Ernesto Tong	[__] / [__]	[__] / [__]	[__] / [__]

Anand Desai	[__] / [__]	[__] / [__]	[__] / [__]

Conflicts of Interest

The Adviser’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Other Fund Service Providers

Fund Administrator and Fund Accountant

The administrator, fund accountant and transfer agent for the Fund is USBGFS, which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. USBGFS performs these services pursuant to three separate agreements, a fund administration servicing agreement, a fund accounting servicing agreement and a transfer agent servicing agreement.

Fund Administration Agreement

Pursuant to the Administration Agreement, USBGFS provides all administrative services necessary for the Fund, other than those provided by Volatility Shares, subject to the supervision of the Board of Trustees. USBGFS employees generally will not be officers of the Fund for which they provide services.

The Administration Agreement is terminable by either party on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and automatically renews for successive one-year terms unless either party provides written notice at least 90 days prior to the end of the then current term that it will not be renewing the Administration Agreement. The Administration Agreement provides that in the absence of the USBGFS’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of USBGFS, USBGFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, USBGFS provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund’s custodian, as applicable; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the SEC; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of Shares of the Fund; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Fund Accounting Agreement

Pursuant to the Fund Accounting Agreement provides the Fund with all accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the custodian and Volatility Shares.

For the administrative and fund accounting services rendered to the Fund by USBGFS, USBGFS is paid an annual fee based on the average net assets of each fund in the Trust, subject to a minimum annual fee for each Fund. Pursuant to the Fund’s unitary management fee structure, Volatility Shares is responsible for paying for the services provided by USBGFS, and the Fund does not directly pay USBGFS.

Transfer and Dividend Agent

USBGFS acts as the Fund’s transfer and dividend agent. The Fund pays USBGFS for its services as its transfer and dividend agent.

Custodian

U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Fund, the Custodian is responsible for maintaining the books and records of the Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving the assets of the Fund.

Distributor

Foreside Fund Services, LLC, serves as distributor and principal underwriter of the Creation Units of the Fund. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.” Volatility Shares may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. Volatility Shares’s available resources to make these payments include profits from advisory fees received from the Fund. The services Volatility Shares may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials. Since the inception of the Fund, there has been no underwriting commissions with respect to the sale of Fund Shares, and the Distributor did not receive compensation on redemptions for the Fund for that period.

Aggregations

Shares of the Fund in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

Distribution Agreement

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Distributor may also enter into agreements with DTC Participants, which have international, operational, capabilities and place orders for Creation Units of the Fund’s shares.

Counsel

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is counsel to the Fund.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 22900, Philadelphia, PA serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.

Brokerage Allocations

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Volatility Shares to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Volatility Shares and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” Volatility Shares has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Adviser may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or the Trust. In addition, the Adviser must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Volatility Shares under the Investment Management Agreement would not be reduced as a result of receipt by Volatility Shares of research services.

The Adviser places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Additional Information

The following information supplements and should be read in conjunction with the Prospectus.

Securities Depository for Fund Shares

Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC was created to hold securities of DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to Indirect Participants.

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated each day the Exchange is open for trading via the NSCC. The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at http://www.volatilityshares.com. The Trust, Volatility Shares, and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule

The Trust is required to disclose on a quarterly basis the complete schedule of the Fund’s monthly portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. The Fund’ Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling (866) 261-0273 or by writing to Volatility Shares Trust, 2000 PGA Blvd, Suite 4400, Palm Beach Gardens, Florida 33408.

Codes of Ethics

In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, Volatility Shares, and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, (800) SEC-0330 or by accessing the SEC’s website at www.sec.gov.

The Fund invests exclusively in non-voting securities and as such, the Adviser does not have any policies or procedures concerning proxy voting.

Creation and Redemption of Creation Units

General

ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, authorized participants can purchase and redeem ETF shares directly with the ETF in Creation Units. Prior to start of trading on every business day, an ETF publishes through NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An authorized participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the authorized participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Authorized Participants

An Authorized Participant has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Unit, called a Participant Agreement. Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Business Day

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition

Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Advisor may consider various factors, including, but not limited to: (1) whether the securities, cash, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, cash, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund expects that the baskets used for the purchase and sale of Creation Units will be comprised entirely of cash

Basket Dissemination

Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, baskets are calculated and supplied by the ETF’s custodial bank or by the Fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders

All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than Closing Time in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual). The cut-off time may be earlier if, for example, the Exchange or other exchange material to the valuation or operation of the Fund closes before the cut-off time. If a creation order is received after the Closing Time, the creation order will be the next Business Day. If a redemption order is received after the Closing Tie, the redemption order date will be the next day. By placing a redemption order, an Authorized Participant agrees to deliver the Creation Units to be redeemed through DTC’s book-entry system to the Fund not later than noon (Eastern Time), on the first Business Day immediately following that redemption order date (T+1). The Adviser reserves the right to extend the deadline for the Fund to receive Creation Units required for settlement up to the second Business Day following the redemption order date (T+2). At its sole discretion, the Adviser may agree to a delivery date other than T+2.

Delivery of Redemption Proceeds

Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days.

Creation Transaction Fees

The Fund imposes fees in connection with the purchase of Creation Units, including a fixed transaction fee of up to $500. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. Authorized Participants may also pay a variable transaction fee to the Fund of up to 0.20% of the value of the Creation Unit that is created unless the transaction fee is waived or otherwise adjusted by the Adviser. The Adviser will provide such Authorized Participant with prompt notice in advance of any such waiver or adjustment of the transaction fee. The Adviser may waive a fixed or variable transaction fee for any number of reasons, including, but not limited to, to maintain similar cost structures as competitive investment vehicles. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees

The Fund also imposes fees in connection with the redemption of Creation Units, including a fixed transaction fee of up to $500. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. Authorized Participants may also pay a variable transaction fee to the Fund of up to 0.20% of the value of the Creation Unit that is redeemed unless the transaction fee is waived or otherwise adjusted by the Adviser. The Adviser will provide such Authorized Participant with prompt notice in advance of any such waiver or adjustment of the transaction fee. The Adviser may waive a fixed or variable transaction fee for any number of reasons, including, but not limited to, to maintain similar cost structures as competitive investment vehicles. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would have certain adverse tax consequences; (v) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; (vi) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund, Volatility Shares and/or any sub-advisor, have an adverse effect on the Fund or the rights of the Fund’s Beneficial Owners; or (vii) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, Volatility Shares, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

Suspension of Redemptions

An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units

Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Income from commodities is generally not qualifying income for RICs. The Fund intends to treat any income it may derive from Bitcoin Futures Contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

The Fund has undertaken to not hold more than 25% of its assets in the Subsidiary at the end of any quarter. If the Fund fails to limit itself to the 25% ceiling and fails to correct the issue within 30 days after the end of the quarter, the Fund may fail the RIC diversification tests described above.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a tax basis in each such share equal to the value of a Share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts

The Fund’s transactions in futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carryforward

Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The per Share NAV of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by the Fund at the close of the market on which such security is principally listed. In determining NAV, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1)     Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ and AIM will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ and AIM, the securities are valued at the midpoint between the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

 (2)     Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

 (1)     Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

 (2)     Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

The value of any portfolio security held by the Fund for which market quotations are not readily available will be determined by Volatility Shares in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities. Rule 2a-5 addresses a board’s valuation policies and the role of the board with respect to the fair value of a fund’s investments. It further provides requirements for determining fair value in good faith under the 1940 Act. It is expected that the Fund will be required to comply with the requirements of Rule 2a-5 by September 8, 2022.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used in secondary market transactions.

Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund.

The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income of the Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Performance Information

To obtain the Fund’s most current performance information, please call (866) 261-0273 or visit the Fund’s website at www.volatilityshares.com. From time to time, the Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

The Fund has not yet commenced investment operations; therefore, financial information is not available at this time.

Volatility Shares Trust

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

(a)

(1) Agreement and Declaration of Trust of the Registrant. (1)

(2) Certificate of Trust of Registrant, as filed with the State of Delaware on August 16, 2021. (1)

(b)	By-Laws of the Registrant. (1)

(c)	Not applicable

(d)

(1) Investment Management Agreement between the Registrant and Volatility Shares LLC. (1)

(2) Amended Schedule A to the Investment Management Agreement between the Registrant and Volatility Shares LLC. (2)

(3) Sub-Advisory Agreement between Volatility Shares LLC and Penserra Capital Management LLC. (1)

(4) Schedule A to Sub-Advisory Agreement between Volatility Shares LLC and Penserra Capital Management LLC. (1)

(e)

(1) Distribution Agreement between the Registrant and Foreside Fund Services, LLC. (1)

(2) Exhibit A to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC. (1)

(f)	Not Applicable.

(g)

(1) Custody Agreement between the Registrant and U.S. Bank National Association. (1)

(2) Exhibit B to the Custody Agreement between the Registrant and U.S. Bank National Association. (1)

(h)

(1) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(2) Exhibit A to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(3) Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(4) Exhibit A to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(5) Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(6) Exhibit A to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(7) Form of Authorized Participant Agreement. (1)

(i)	Opinion of Legal Counsel. (3)

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)

(1) Code of Ethics of Registrant. (1)

(2) Code of Ethics of Volatility Shares LLC. (1)

(3) Code of Ethics of Penserra Capital Management LLC. (1)

(q)	Powers of Attorney. (1)

(1)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-263619) filed on December 5, 2022.

(2)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 filed on Form N-1A (File No. 333-263619) filed on March 15, 2023.

(3)	Filed herewith.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant's Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Volatility Shares LLC (“Volatility Shares”), the investment adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Volatility Shares is incorporated by reference to the Form ADV filed by Volatility Shares with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-126322).

Certain information pertaining to the business and other connections of Penserra Capital Management LLC (“Penserra”), an investment sub-adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Penserra is incorporated by reference to the Form ADV filed by Penserra with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-80466).

Item 32.	Principal Underwriter

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.	AdvisorShares Trust
6.	AFA Multi-Manager Credit Fund
7.	AGF Investments Trust
8.	AIM ETF Products Trust
9.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
11.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ASYMmetric ETFs Trust
20.	B.A.D. ETF, Series of Listed Funds Trust
21.	Bitwise Funds Trust
22.	Bluestone Community Development Fund
23.	BondBloxx ETF Trust
24.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.	Bridgeway Funds, Inc.
26.	Brinker Capital Destinations Trust
27.	Brookfield Real Assets Income Fund Inc.
28.	Build Funds Trust
29.	Calamos Convertible and High Income Fund
30.	Calamos Convertible Opportunities and Income Fund

31.	Calamos Dynamic Convertible and Income Fund
32.	Calamos Global Dynamic Income Fund
33.	Calamos Global Total Return Fund
34.	Calamos Strategic Total Return Fund
35.	Carlyle Tactical Private Credit Fund
36.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
37.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
38.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
39.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
40.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
41.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
42.	Center Coast Brookfield MLP & Energy Infrastructure Fund
43.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
44.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
45.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
46.	Clifford Capital International Value Fund, Series of World Funds Trust
47.	Clifford Capital Partners Fund, Series of World Funds Trust
48.	Cliffwater Corporate Lending Fund
49.	Cliffwater Enhanced Lending Fund
50.	Cohen & Steers Infrastructure Fund, Inc.
51.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
52.	CornerCap Group of Funds
53.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
54.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
55.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
56.	Davis Fundamental ETF Trust
57.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
58.	Defiance Digital Revolution ETF, Series of ETF Series Solutions
59.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
60.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
61.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
62.	Defiance Quantum ETF, Series of ETF Series Solutions
63.	Direxion Shares ETF Trust
64.	Dividend Performers ETF, Series of Listed Funds Trust
65.	Dodge & Cox Funds
66.	DoubleLine ETF Trust
67.	DoubleLine Opportunistic Credit Fund
68.	DoubleLine Yield Opportunities Fund
69.	Eaton Vance NextShares Trust
70.	Eaton Vance NextShares Trust II
71.	EIP Investment Trust
72.	Ellington Income Opportunities Fund
73.	Esoterica Thematic ETF Trust
74.	ETF Opportunities Trust

75.	Evanston Alternative Opportunities Fund
76.	Exchange Listed Funds Trust
77.	Fiera Capital Series Trust
78.	FlexShares Trust
79.	Forum Funds
80.	Forum Funds II
81.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
82.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
83.	Grizzle Growth ETF, Series of Listed Funds Trust
84.	Guinness Atkinson Funds
85.	Harbor ETF Trust
86.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
88.	IDX Funds
89.	Innovator ETFs Trust
90.	Ironwood Institutional Multi-Strategy Fund LLC
91.	Ironwood Multi-Strategy Fund LLC
92.	John Hancock Exchange-Traded Fund Trust
93.	Kelly Strategic ETF Trust
94.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
95.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
96.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
97.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
98.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.	Manor Investment Funds
103.	Merk Stagflation ETF, Series of Listed Funds Trust
104.	Milliman Variable Insurance Trust
105.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
106.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
107.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
108.	Morgan Creek-Exos Active SPAC Arbitrage ETF
109.	Morningstar Funds Trust
110.	OTG Latin American Fund, Series of World Funds Trust
111.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
112.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
113.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
114.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
117.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
118.	Palmer Square Opportunistic Income Fund

119.	Partners Group Private Income Opportunities, LLC
120.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
121.	Perkins Discovery Fund, Series of World Funds Trust
122.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
123.	Plan Investment Fund, Inc.
124.	PMC Funds, Series of Trust for Professional Managers
125.	Point Bridge America First ETF, Series of ETF Series Solutions
126.	Preferred-Plus ETF, Series of Listed Funds Trust
127.	Putnam ETF Trust
128.	Quaker Investment Trust
129.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
130.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
131.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.	Renaissance Capital Greenwich Funds
134.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
135.	Reynolds Funds, Inc.
136.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
137.	RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)
138.	RMB Investors Trust
139.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.	Roundhill Cannabis ETF, Series of Listed Funds Trust
143.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
144.	Roundhill MEME ETF, Series of Listed Funds Trust
145.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.	Roundhill Video Games ETF, Series of Listed Funds Trust
147.	Rule One Fund, Series of World Funds Trust
148.	Salient MF Trust
149.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
150.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
151.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
152.	SHP ETF Trust
153.	Six Circles Trust
154.	Sound Shore Fund, Inc.
155.	Sparrow Funds
156.	Spear Alpha ETF, Series of Listed Funds Trust
157.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
158.	STF Tactical Growth ETF, Series of Listed Funds Trust
159.	Strategy Shares
160.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

161.	Syntax ETF Trust
162.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
163.	The Community Development Fund
164.	The Finite Solar Finance Fund
165.	The Private Shares Fund (f/k/a SharesPost 100 Fund)
166.	The RBB Fund Trust
167.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
168.	Third Avenue Trust
169.	Third Avenue Variable Series Trust
170.	Tidal ETF Trust
171.	Tidal Trust II
172.	TIFF Investment Program
173.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
174.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
175.	Timothy Plan International ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
177.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
178.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
179.	Total Fund Solution
180.	Touchstone ETF Trust
181.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
182.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
183.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
184.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
192.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
195.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
196.	U.S. Global Investors Funds
197.	Union Street Partners Value Fund, Series of World Funds Trust
198.	Variant Alternative Income Fund
199.	Variant Impact Fund
200.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
201.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
202.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
203.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II

204.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
205.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
206.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
207.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
208.	VictoryShares Protect America ETF, Series of Victory Portfolios II
209.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
210.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
211.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
212.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
215.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
216.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
217.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
219.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
220.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
221.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
222.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
223.	Walthausen Funds
224.	West Loop Realty Fund, Series of Investment Managers Series Trust
225.	WisdomTree Trust
226.	WST Investment Trust
227.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)   The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c)   Not Applicable.

Item 33.	Location of Accounts and Records

Volatility Shares LLC, 2000 PGA Blvd, Suite 4400, Palm Beach Gardens, FL, 33408, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Palm Beach Gardens, and State of Florida on the 29th day of March, 2023.

Volatility Shares Trust

By:	/s/ Justin Young
Justin Young
Trustee, President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Justin Young	Chief Executive Officer, President and Trustee	March 29, 2023
Justin Young

/s/ Chang Kim	Chief Compliance Officer, Treasurer (Principal Financial Officer and Principal Accounting Officer) and AML Compliance Officer	March 29, 2023
Chang Kim

Stephen Yu*	) Trustee)
	)	By: /s/ Justin Young
Anthony Ward*	) Trustee)	Justin Young Attorney-In-Fact
	)	March 29, 2023

Anthony Homsey*	) Trustee)
)

*	An original power of attorney authorizing Justin Young to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.